UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

THIRD COAST BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41028	46-2135597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Highway 59 North Suite 190
Humble, Texas		77338
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 446-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	TCBX	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, the shareholders of Third Coast Bancshares, Inc. (the “Company”) approved the Amended and Restated Third Coast Bancshares, Inc. 2019 Omnibus Incentive Plan (the “Restated Plan”) at the Company’s Annual Meeting of Shareholders. The Company’s board of directors approved the Restated Plan on April 16, 2026, subject to the approval of the Company’s shareholders. The Restated Plan is an amendment and restatement of the Company’s 2019 Omnibus Incentive Plan (the “2019 Plan”). The Restated Plan (a) increased the number of shares of the Company’s common stock reserved for issuance under the 2019 Plan by an additional 375,000 shares, (b) added certain minimum vesting requirements, (c) added provisions prohibiting the repricing of stock options and stock appreciation rights and prohibiting reload stock options, (d) modified the provisions in the 2019 Plan related to dividends and stock splits with respect to restricted stock, and (e) made certain other administrative changes.

The material terms of the Restated Plan are described in the Company’s definitive Proxy Statement, dated April 16, 2026 (the “Proxy Statement”), under the heading “Proposal 2. Approval of Amended and Restated Third Coast Bancshares, Inc. 2019 Omnibus Incentive Plan,” which is incorporated herein by reference.

The foregoing description of the Restated Plan and the discussion of the terms and conditions of the Restated Plan contained in the Proxy Statement are both qualified in their entirety by reference to the full text of the Restated Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2026, the Company held its Annual Meeting of Shareholders to consider and act upon the items listed below:

1.
The shareholders of the Company elected the individuals listed below to serve on the Company’s board of directors in the classes indicated below, with the Class A directors serving until the Company’s 2029 annual meeting of shareholders, the Class C director serving until the Company’s 2028 annual meeting of shareholders, and each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal, by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Vote
Class A Directors
Bart O. Caraway	6,752,912	3,428,330	28,200	1,724,820
Clint Greenleaf	10,105,813	77,273	26,356	1,724,820
Tony Scavuzzo	7,393,715	2,788,029	27,698	1,724,820
Mary Stich	6,611,160	3,570,082	28,200	1,724,820
Class C Director
Jeffrey A. Wilkinson	10,029,555	136,185	43,702	1,724,820

2.
The shareholders of the Company approved the Restated Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
9,639,839	532,053	37,550	1,724,820

3.
The shareholders of the Company ratified the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
11,859,647	29,563	45,052	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1†	Amended and Restated Third Coast Bancshares, Inc. 2019 Omnibus Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Indicates a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD COAST BANCSHARES, INC.

Date:	May 21, 2026	By:	/s/ R. John McWhorter
R. John McWhorter Chief Financial Officer